UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2007

TWL Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Utah	0-8924	73-0981865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4101 International Parkway Carrollton, Texas		75007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(972) 309-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As of June 27, 2007, TWL Corporation (the "Company") received an additional $1,595,000 of gross proceeds (“Proceeds #1”) pursuant to sales by the Company in its private placement offering (the “Offering”), as previously reported in the Company’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission on March 20, May 8 and June 14, 2007, respectively. In consideration of the Proceeds, the Company sold an aggregate of 53,166,667 shares (“Shares #1”) of its common stock, no par value per share (the “Common Stock”), at a price of $0.03 per Share.

Furthermore, from June 27, 2007 to July 13, 2007, the Company received an additional $790,000 of gross proceeds (“Proceeds #2;” Proceeds #2 and Proceeds #1 shall collectively be referred to as the “Proceeds”) from sales by the Company in the Offering. In consideration of the Proceeds, the Company sold an aggregate of 26,333,334 shares (“Shares #2;” Shares #2 and Shares #1 shall collectively be referred to as the “Shares”) of its Common Stock, at a price of $0.03 per Share.

The Shares were sold pursuant to Common Stock Subscription Agreements entered into by and between the Company and the purchasers signatories thereto (the “Purchasers”). The Company also granted piggy back registration rights to the Purchasers. The net Proceeds of the Offering are expected to be used as general working capital of, and reduction of vendor payables by, the Company.

Pursuant to the terms of the placement agent agreement entered into by and between the Company and the placement agent dated March 6, 2007 (as reported by the Company in its Current Report filed with the SEC on Form 8-K on March 20, 2007 (the “Current Report”), in connection with the sales by the Company of 15% Senior Secured  Convertible  Debentures and related warrants), for all of proceeds raised by the Company in the Offering from investors introduced to the Company by the placement agent, the Company has agreed to pay to the placement agent the following fees: (x) an aggregate advisory fee equal to 8.0% of the proceeds raised in the Offering, (y) an unallocated expense reimbursement of 2.0% of the proceeds raised in the Offering, and (z) warrants equal to 10% of the number and type of shares sold in this Offering exercisable at $0.03 per share. The Company further agreed to indemnify the placement agent against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Therefore, out of the Proceeds raised, the Company paid to the placement agent commissions of $356,700.

As of July 13, 2007, the Company (i) has received aggregate gross proceeds of $3,567,000 from, and sold 118,899,994 shares of Common Stock in, the Offering, and (ii) has 161,755,507 shares of Common Stock issued and outstanding.

The Company claims an exemption from the registration requirements of the Securities Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the Company and their investment, the investors took the securities for investment and not resale, and the Company took appropriate measures  to  restrict  the  transfer  of  the  securities.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Index of Exhibits.

Exhibit Number	Description
10.1
Form of Common Stock Subscription Agreement entered into by and among TWL Corporation and the purchasers signatories thereto. (Incorporated by referent to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 8, 2007).

10.2
Form of Registration Rights Agreement entered into by and among TWL Corporation and the purchasers signatories thereto. (Incorporated by referent to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 8, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWL Corporation

July 30, 2007	By:	/s/ Patrick Quinn
Name: Patrick Quinn
Title: Chief Financial Officer

LETTER FROM THE PRESIDENT & CEO

OF

TWL CORPORATION AND TWL KNOWLEDGE GROUP, INC.

August 1, 2007

Dear Stakeholders - Ladies and Gentlemen, Shareholders, Customers, Vendors, Partners and Employees,

I am writing to you as the President and Chief Executive Officer of TWL Corporation and TWL Knowledge Group, Inc. with an update on our Company’s progress since my last letter to you on December 19, 2006.

During the past eight months we have maintained the course I previously outlined, i.e. the restructuring of personnel, the reduction and offset of costs and a renewed emphasis on sales and marketing

I am pleased to report that for the first time in at least six years the entire Company is uniformly motivated, focused and committed to the pursuit of our corporate objectives.

Of equal importance, I am also very pleased to report that a great deal of progress has been made toward achieving our primary goal of restoring profitability to TWL.

These efforts include:
•	The purchase of our subordinated debt by a new investor, Trinity Investment, G.P., from the original lender.
•	The April 2007 infusion of an additional $1.125MM in debt capital from the new lender.
•	A successful private placement that yielded approximately $3.6MM in new equity capital to the Company, led by Chadbourn Securities.
•	The addition of two very talented and experienced executives to our Board of Directors - Mr. Laird Cagan and Ms. Phyllis Farragut (please take a moment to read their biographies in the 8-K).
•	Continued efforts to make reductions in monthly fixed expenses, primarily realized through renegotiated vendor agreements and offsetting revenues by the leasing of certain assets.
•	The resumption of somewhat normalized operations, which for the next year will include scheduled restitution of a large portion of previous vendor debt.
•	The reduction of our vendor debt through both payments and negotiated settlements. We are in advanced discussions to reduce our remaining debt substantially.
•	The net addition of a number of new people to our sales organization, including several outside enterprise-level salespeople, with even more sales professionals to come.
•	The development of a respectable pipeline of potential new business. The majority of this new business represents one-time revenues from licensing our courses to large customers.
•
It appears that we have stopped the past several years of declining subscription renewals and revenues in our base business, and we feel that we have repaired all the fundamental problems causing the decline, however until this metric starts growing again we cannot be certain.

•	The initiation of a study into various areas of operations in an effort to uncover additional efficiencies and improvements.
•	Substantial improvements in customer relations, vendor relations and employee morale.
•	Material progress in all our newly initiated strategic alliances (noted in December)
•	Consistent emphasis to insure appropriate branding of all our key products.
•
New initiatives to generate incremental revenues by introducing commercially supported programming (content development paid for by a sponsoring company) in Healthcare, with similar efforts to follow in the Government group.

•	Retention of a high-level investor relations firm to insure consistent and timely communications to the investment community.

As I look back on the 15 months since I came on-board I am very proud of the gains that our entire Company has achieved.  Although we anticipate normal business challenges as we enter the second month of the new 2008 fiscal year, we are all very excited and motivated by the enormous potential that our firm has.

I feel that we have put behind us our most significant problems and issues that threatened our Company’s survival, and we are poised to execute to our potential based on a proven financial model and a great team of associates.

On behalf of all the employees of TWL Knowledge Group and TWL Corporation I am confident you will soon see the value we are building in the Company.

Yours truly,

Dennis Cagan
President and Chief Executive Officer

About TWL Corporation (TWLP.OB) and its primary operating subsidiary TWL Knowledge Group, Inc.

TWL Knowledge Group, Inc. is a wholly owned subsidiary of TWL Corporation and is a leading provider of integrated learning solutions for compliance, safety, emergency preparedness, continuing education and skill development in the workplace. Since 1986, TWL Knowledge Group, Inc. has met the training and education needs of more than eight million professionals in the industrial, healthcare, fire and emergency, government, law enforcement and private security markets. The Company produces and delivers education and workplace skills training content to organizations through a variety of learning media, such as global satellite television, the Internet, e-learning and traditional media, such as DVD, CD-ROM and videotape.

The Company believes that there are product and service synergies between and among its various business units that position TWL Corporation to create a global learning company that can provide integrated learning services to corporations, organizations, educational institutions and individual learners, using a variety of delivery technologies, platforms and methods to meet the growing need for global learning solutions. The Company believes that it will be one of the first companies to be able to serve major multinational employers at multiple levels of their organizations, assisting these customers to meet the challenges of a major turnover in the world's workforce over the coming decade. Factors such as demographics, technology, and globalization will require enterprises, organizations and governments around the world to invest in human capital to remain competitive.

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*           Operations of TWL Knowledge Group, Inc., formerly Trinity Workplace Learning Corporation, are based in the Company's Global Learning Center, a 205,000 square foot digital multimedia production center in Carrollton, Texas, which is part of the Dallas-Fort Worth Metroplex. At the Global Learning Center, the Company creates, distributes and archives rich media for workplace learning and provides certification for approximately 2,000 corporate, institutional and government customers in healthcare, industrial services and public safety, including homeland security, first responders, and federal agencies. Our proprietary brands include the Law Enforcement Training Network (LETN), American Heat, PULSE, HomelandOne, the Fire and Emergency Training Network (FETN), and others. Trinity Healthforce Learning, the company’s healthcare division, includes the Health and Science Television Network (HSTN) and participates in 17 distinct accreditation programs for medical-related continuing professional education and certification. The strategic focus of TWL Knowledge Group is to grow assets and operations in North America.

FORWARD LOOKING STATEMENTS   DISCLAIMER – RISKS

Statements in this news release about anticipated or expected future revenue or growth or expressions of future goals or objectives, including statements regarding whether current plans to grow and strengthen the Company's existing business, are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements in this release are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including the risk that the Company will be unable to grow or strengthen its business due to a lack of capital or an inability to identify acquisition candidates and that the Company may not realize anticipated cost savings or revenue growth opportunities associated with any acquisitions, planned or otherwise. Additionally, forward-looking statements concerning the performance of the Company's business are based on current market conditions and risks, which may change as the result of certain regulatory, competitive or economic events, as well as those risks and uncertainties described in the Company's filings with the Securities and Exchange Commission, which could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements. For a more detailed discussion of risk factors that affect our operating results, please refer to our SEC reports including our most recent reports on Form 10-KSB, Form 10-QSB, and Form 8K.

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